UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

MIND MEDICINE (MINDMED) INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 220-6633

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 15, 2023, Mind Medicine (MindMed) Inc. (“MindMed” or the “Company”) issued a press release announcing that the Company’s 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) was convened and adjourned due to an absence of quorum in accordance with the Company’s Amended and Restated Articles (the “Articles”), without any business being conducted. The Annual Meeting will be re-convened with respect to all proposals at 10:00 a.m. Eastern Time on Wednesday, June 21, 2023 (the “Reconvened Meeting”) and will continue to be held virtually. The time and record date for determining shareholders eligible to vote at the Annual Meeting will remain the close of business on April 20, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on 8-K.

In accordance with Section 11.8 of the Articles, at the Reconvened Meeting, if a quorum of 33 1/3% of MindMed’s outstanding common shares entitled to vote (the “Stated Quorum”) is not present within one half hour from the time set for the holding of the meeting, the person or persons present will constitute a quorum, even if constituting less than the Stated Quorum.

The new proxy deadline date for the Reconvened Meeting is Monday, June 19, 2023, at 10:00 a.m. Eastern Time. Proxies deposited to date will remain valid for the Reconvened Meeting. Any shareholders who have not already voted can also vote prior to the new proxy deadline date. Shareholders who have already duly submitted voting instructions for the Annual Meeting do not need to take any further action unless they wish to change or revoke their vote.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date: June 15, 2023	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer